Impairment Charges	9 Months Ended
Sep. 30, 2020
Disclosure Of Impairment Loss Recognised Or Reversed [Abstract]
Impairment Charges and Reversals

9. IMPAIRMENT CHARGES

A) Cash-Generating Unit Impairments

On a quarterly basis, the Company assesses its CGUs for indicators of impairment or when facts and circumstances suggest the carrying amount may exceed its recoverable amount.

2020 Upstream Impairments

As at September 30, 2020, there were no indicators of impairment nor impairment reversals. For the purpose of impairment testing, goodwill is allocated to the CGU of which it relates. There was no impairment of goodwill as at September 30, 2020.

As at March 31, 2020, the Company determined that the carrying amount was greater than the recoverable amount of certain CGUs and recorded an impairment loss of $315 million as additional depreciation, depletion and amortization (“DD&A”) in the Conventional segment. Future cash flows for the CGUs declined primarily due to lower forward commodity prices. The following table summarizes the impairment losses and estimated recoverable amounts by CGU:

Cash-Generating Unit	Impairment Amount	Recoverable Amount
Clearwater	140	306
Kaybob-Edson	175	414

Key Assumptions

The recoverable amounts (Level 3) of Cenovus’s upstream CGUs were determined based on fair value less costs of disposal (“FVLCOD”). Key assumptions in the determination of future cash flows from reserves include crude oil, NGLs and natural gas prices, costs to develop and the discount rate. The fair values for producing properties were calculated based on discounted after-tax cash flows of proved and probable reserves using forward prices and cost estimates at March 31, 2020. All reserves were evaluated as at December 31, 2019 by the Company’s independent qualified reserves evaluators (“IQREs”).

Crude Oil, NGLs and Natural Gas Prices

The forward prices as at March 31, 2020 used to determine future cash flows from crude oil, NGLs and natural gas reserves were:

	Remainder of 2020	2021	2022	2023	2024	Average Annual Increase Thereafter
WTI (US$/barrel) (1)	31.67	42.57	50.51	58.17	60.66	2.1%
WCS (C$/barrel) (2)	22.56	36.32	46.10	54.85	57.96	2.1%
Edmonton C5+ (C$/barrel)	34.80	51.28	63.07	72.38	75.67	2.1%
AECO (C$/Mcf) (3)	1.90	2.28	2.45	2.58	2.65	2.0%
(1)	West Texas Intermediate (“WTI”).
(2)	Western Canadian Select (“WCS”).
(3)	Alberta Energy Company (“AECO”) natural gas. Assumes gas heating value of one million British thermal units per thousand cubic feet (“Mcf”).

Discount and Inflation Rates

Discounted future cash flows are determined by applying a discount rate between 10 percent and 15 percent based on the individual characteristics of the CGU, and other economic and operating factors. Inflation was estimated at approximately two percent.

Sensitivities

The sensitivity analysis below shows the impact that a change in the discount rate or forward commodity prices would have had on the calculated recoverable amount in the impairment testing completed as at March 31, 2020 for the following CGUs:

	Increase (Decrease) to Recoverable Amount
	One Percent Increase in the Discount Rate	One Percent Decrease in the Discount Rate	Five Percent Increase in the Forward Price Estimates	Five Percent Decrease in the Forward Price Estimates
Clearwater	(15)	15	77	(74)
Elmworth-Wapiti	(16)	16	67	(65)
Kaybob-Edson	(25)	28	75	(73)
Narrows Lake	(369)	457	240	(239)

2020 Refining Impairments

The recovery in demand for refined products from the impact of COVID-19 has lagged expectations resulting in higher than anticipated inventory levels. These factors, along with low market crack spreads and crude oil processing runs for North American refineries, were identified as potential indicators of impairment for the Wood River and Borger CGUs. As at September 30, 2020, the carrying amount of the Borger CGU was determined to be greater than the recoverable amount and an impairment charge of $450 million was recorded as additional DD&A in the Refining and Marketing segment. The recoverable amount of the Borger CGU has been estimated at $692 million, using a discounted cash flow method in accordance with IFRS. No impairment of the Wood River CGU was identified.

Key Assumptions

The recoverable amount (Level 3) of the Borger CGU was determined in accordance with IFRS using FVLCOD and an evaluation of comparable asset transactions. The FVLCOD was calculated based on discounted after-tax cash flows using forward prices and cost estimates. Key assumptions in the determination of future cash flows include forward crude oil prices, forward crack spreads and the discount rate. Forward crack spreads are based on quoted near-month contracts for WTI and spot prices for gasoline and diesel.

Crude Oil and Forward Crack Spreads

Forward prices are based on the Management’s best estimate and corroborated with third party data. As at September 30, 2020, the forward prices used to determine future cash flows were:

•	WTI forward prices used for 2021 to 2022 ranged from US$36.36 per barrel to US$50.84 per barrel and 2023 to 2025 ranged from US$49.66 per barrel to US$58.74 per barrel;
•	WTI to West Texas Sour differential used for 2021 to 2022 ranged from US$0.37 per barrel to US$1.73 per barrel and 2023 to 2025 ranged from US$1.21 per barrel to US$1.81 per barrel;
•	Group 3 forward market crack spread used for 2021 to 2022 ranged from US$11.56 per barrel to US$13.23 per barrel and 2023 to 2025 ranged from US$11.79 per barrel to US$16.58 per barrel; and
•	Subsequent prices were extrapolated using a two percent growth rate to determine future cash flows up to year 2035.

Discount Rates

Discounted future cash flows are determined by applying a discount rate of 10 percent based on the individual characteristics of the CGU, and other economic and operating factors.

Sensitivities

The sensitivity analysis below shows the impact that a change in the discount rate or forward commodity prices would have on the calculated recoverable amount in the impairment testing for the following CGU:

	Increase (Decrease) to Recoverable Amount
	One Percent Increase in the Discount Rate	One Percent Decrease in the Discount Rate	Five Percent Increase in the Forward Price Estimates	Five Percent Decrease in the Forward Price Estimates
Borger	(71)	81	263	(264)

2020 ROU Asset Impairments

As at September 30, 2020, there were no indicators of impairment for the Company’s ROU assets. As at March 31, 2020, the temporary suspension of the Company’s crude-by-rail program was considered to be an indicator of impairment for the railcar CGU. As a result, the CGU was tested for impairment and an impairment expense of $3 million was recorded as additional DD&A.

2019 Upstream Impairments

As at September 30, 2019, forward natural gas prices declined by approximately 15 percent since the Company tested its upstream CGUs for impairment as at December 31, 2018. Therefore, the Company tested its upstream CGUs with natural gas reserves for impairment. As at September 30, 2019, there was no impairment of goodwill or the Company’s CGUs.

B) Asset Impairments and Write-downs

Exploration and Evaluation Assets

For the nine months ended September 30, 2020, $7 million and $25 million of previously capitalized E&E costs were written off in the Oil Sands segment and Conventional segment, respectively, as the carrying value was not considered to be recoverable and recorded as exploration expense.

Property, Plant and Equipment, Net

For the nine months ended September 30, 2020, $46 million of previously capitalized PP&E costs were written off as the carrying value was not considered to be recoverable. The impairment was recorded as additional DD&A in the Oil Sands segment.